      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 1998

                                               SECURITIES ACT FILE NO. 333-45951
                                        INVESTMENT COMPANY ACT FILE NO. 811-4700
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 3

[ ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
[X]REGISTRATION STATEMENT UNDER THE INVESTMENT

   COMPANY ACT OF 1940 AMENDMENT NO. 4

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                         THE GABELLI EQUITY TRUST INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------
                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 422-3554

                                BRUCE N. ALPERT
                         THE GABELLI EQUITY TRUST INC.
                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434
                                 (914) 921-5100

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------
                                   Copies to:

       RICHARD T. PRINS, ESQ.                 JAMES E. MCKEE, ESQ.                 GARY S. SCHPERO, ESQ.
       SKADDEN, ARPS, SLATE,             THE GABELLI EQUITY TRUST INC.           SIMPSON THACHER & BARTLETT
         MEAGHER & FLOM LLP                   ONE CORPORATE CENTER                  425 LEXINGTON AVENUE
          919 THIRD AVENUE                  RYE, NEW YORK 10580-1434              NEW YORK, NEW YORK 10017
      NEW YORK, NEW YORK 10022                   (914) 921-5100                        (212) 455-2000
           (212) 735-3000

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
    It is proposed that this filing will become effective (check appropriate box)
    [ ] When declared effective pursuant to section 8(c).
    If appropriate, check the following box: [ ] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
    [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is     .
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==============================================================================================================================


                                                                      PROPOSED              MAXIMUM             PROPOSED
                                                                       MAXIMUM             AGGREGATE            AMOUNT OF
                                               AMOUNT BEING        OFFERING PRICE          OFFERING           REGISTRATION
   TITLE OF SECURITIES BEING REGISTERED      REGISTERED(1)(2)         PER SHARE           PRICE(3)(4)            FEE(5)
------------------------------------------------------------------------------------------------------------------------------
    % Cumulative Preferred Stock..........   5,750,000 shares            $25             $143,750,000          $42,406.25
==============================================================================================================================



(1) Of such amount, 400,000 shares were previously registered.


(2) Includes 750,000 shares subject to the Underwriters' over-allotment.


(3) A maximum aggregate offering price of $10,000,000 was previously registered.


(4) Estimated solely for the purpose of calculating the registration fee.


(5) A fee in the amount of $2,950 was previously paid.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                             CROSS-REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

               N-2 ITEM NUMBER                         LOCATION IN PART A (CAPTION)
               ---------------                         ----------------------------
PART A
 1. Outside Front Cover......................  Outside Front Cover Page
 2. Inside Front and Outside Back Cover
      Page...................................  Outside Front Cover Page; Inside Front Cover
                                                 Page
 3. Fee Table and Synopsis...................  Not Applicable
 4. Financial Highlights.....................  Financial Highlights
 5. Plan of Distribution.....................  Outside Front Cover Page; Prospectus Summary;
                                                 Underwriting
 6. Selling Shareholders.....................  Not Applicable
 7. Use of Proceeds..........................  Use of Proceeds; Investment Objectives and
                                                 Policies
 8. General Description of the Registrant....  Outside Front Cover Page; Prospectus Summary;
                                                 The Fund; Investment Objectives and
                                                 Policies; Other Investments; Special
                                                 Investment Methods; Risk Factors & Special
                                                 Considerations; Description of Cumulative
                                                 Preferred Stock
 9. Management...............................  Outside Prospectus Summary; Management of the
                                                 Fund; Custodian, Transfer Agent and
                                                 Dividend-Disbursing Agent
10. Capital Stock, Long-Term Debt, and Other
      Securities.............................  Outside Front Cover Page; Prospectus Summary;
                                                 Capitalization; Investment Objectives and
                                                 Policies; Description of Cumulative
                                                 Preferred Stock; Description of Capital
                                                 Stock and Other Securities; Taxation
11. Defaults and Arrears on Senior
      Securities.............................  Not Applicable
12. Legal Proceedings........................  Special Investment Methods
13. Table of Contents of the Statement of
      Additional Information.................  Table of Contents of the Statement of
                                                 Additional Information

PART B                                              LOCATION IN STATEMENT OF ADDITIONAL
                                                                 INFORMATION
                                                 -----------------------------------------
14. Cover Page...............................  Outside Front Cover Page
15. Table of Contents........................  Outside Front Cover Page
16. General Information and History..........  The Fund
17. Investment Objectives and Policies.......  Investment Objectives and Policies;
                                               Investment Restrictions
18. Management...............................  Management of the Fund
19. Control Persons and Principal Holders of
      Securities.............................  Management of the Fund; Beneficial Owner
20. Investment Advisory and Other Services...  Management of the Fund
21. Brokerage Allocation and Other
      Practices..............................  Portfolio Transactions
22. Tax Status...............................  Taxation
23. Financial Statements.....................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                   SUBJECT TO COMPLETION, DATED JUNE 1, 1998

P R O S P E C T U S


                                5,000,000 SHARES


                               THE GABELLI EQUITY
                                   TRUST INC.

                     % TAX ADVANTAGED CUMULATIVE PREFERRED STOCK

                     (LIQUIDATION PREFERENCE $25 PER SHARE)
[THE GABELLI EQUITY TRUST LOGO]
                            ------------------------


    The     % Tax Advantaged Cumulative Preferred Stock, liquidation preference
$25 per share (the "Cumulative Preferred Stock"), to be issued by The Gabelli Equity Trust Inc. (the "Fund") will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end non-diversified management investment company. The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary objective of the Fund. Gabelli Funds, Inc. is the Fund's investment adviser.



    Dividends on the Cumulative Preferred Stock offered hereby, at the annual
rate of       % of the liquidation preference of $25 per share, are cumulative from the Date of Original Issue (as hereinafter defined) thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year, commencing on September 26, 1998.



    Dividends paid on the Cumulative Preferred Stock are expected to consist of long-term capital gains (consisting of 28% rate capital gain from the sale of assets held longer than 12 months but not longer than 18 months and 20% rate gain from the sale of assets held longer than 18 months), net investment income (i.e. generally dividends and interest income in excess of interest expense and other expenses), short-term capital gains and, in unusual circumstances, return of capital. Over the past one, three and five fiscal years ending December 31, 1997, distributions of the Fund consisted of 90%, 72%, and 60% of long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income net investment income and short-term capital gains which are generally taxed at ordinary income rates.



    It is a condition to its issuance that the Cumulative Preferred Stock be rated "aaa" by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt and maintenance of such rating, the Fund will be required to maintain a minimum discounted asset coverage with respect to the Cumulative Preferred Stock under guidelines established by the Rating Agency. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."


    The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") to the extent the Fund fails to maintain either of the minimum asset coverages required by the Rating Agency and the Investment Company
                                                        (Continued on next page)

    THE CUMULATIVE PREFERRED STOCK HAS BEEN APPROVED FOR LISTING, SUBJECT TO OFFICIAL NOTICE OF ISSUANCE, ON THE NEW YORK STOCK EXCHANGE (THE "NYSE").
 TRADING OF THE CUMULATIVE PREFERRED STOCK ON THE NYSE IS EXPECTED TO COMMENCE
       WITHIN 30 DAYS OF THE DATE OF THIS PROSPECTUS. SEE "UNDERWRITING."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.



======================================================================================================================
                                               PRICE TO           UNDERWRITING DISCOUNTS AND          PROCEEDS
                                               PUBLIC(1)                COMMISSIONS(2)               TO FUND(3)
-----------------------------------------------------------------------------------------------------------------------
Per Share                                       $25.00                        $                           $
-----------------------------------------------------------------------------------------------------------------------
Total(4)                                     $125,000,000                     $                           $
=======================================================================================================================


(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(3) Before deducting offering expenses payable by the Fund, estimated at $4,396,269.


(4) The Fund has granted the Underwriters a 30-day over-allotment option to purchase up to 750,000 additional shares of Cumulative Preferred Stock on the same terms and conditions as set forth above. If all such additional shares are purchased by the Underwriters, the total Price to Public will be $143,750,000. The total Underwriting Discounts and Commissions will be
    and the total Proceeds to Fund will be     .

                            ------------------------


     The shares of Cumulative Preferred Stock are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the shares of Cumulative Preferred Stock will be made in book-entry form through the
facilities of The Depository Trust Company on or about        , 1998.


                            ------------------------



SALOMON SMITH BARNEY


                GABELLI & COMPANY, INC.


                               PAINEWEBBER INCORPORATED


                                            PRUDENTIAL SECURITIES INCORPORATED

       , 1998

(continued from cover page)



Act of 1940, as amended or if certain corporate actions are authorized by the
Fund's Board of Directors and Common Stockholders. Commencing   , 2003 and
thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in
whole or in part for cash at a price equal to the Redemption Price. Prior to   ,
2003, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred
Stock -- Redemption."


     This Prospectus sets forth certain information about the Fund an investor should know before investing and should be retained for future reference.


     A Statement of Additional Information dated        , 1998 (the "SAI") has
been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page 38 of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554.


     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY


     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the SAI. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus. Unless otherwise indicated, the information contained in this Prospectus assumes no exercise of the Underwriters' over-allotment option:


The Fund...................  The Fund has been engaged in business as a closed-end non-diversified management investment company since August 21, 1986.


Investment Objectives......  The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary objective of the Fund. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding common stock, par value $.001 per share (the "Common Stock"), is listed and traded on the NYSE. As of March 31, 1998, the net assets of the Fund were approximately $1.31 billion.



Dividends and
Distributions..............  Dividends on the Cumulative Preferred Stock, at the
                               annual rate of      % of the liquidation
                               preference, are cumulative from the Date of Original Issue and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, quarterly on March 26, June 26, September 26 and December 26 in each year, commencing September 26, 1998. See "Description of Cumulative Preferred Stock -- Dividends." In the unlikely event that for any calendar year the total distributions on the Cumulative Preferred Shares exceed net investment income and net capital gain allocable to the Cumulative Preferred Shares, the excess will generally be treated as a tax-free return of capital (to the extent of the stockholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares.



                             The Fund has a policy of paying distributions on
                               its Common Stock of at least 10% of average quarter-end net assets attributable to common stock. In order to implement this policy, the Fund makes quarterly distributions of $0.27 per common share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal as well as the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to May 13, 1998, the quarterly distribution in each of the first three quarters of each year was $0.25 per share.



The Offering...............  The Fund is offering 5,000,000 shares of      % Tax
                               Advantaged Cumulative Preferred Stock, par value $.001 per share, liquidation preference $25 per share (the "Cumulative Preferred Stock"), at a purchase price of $25 per share (the "Offering").

Potential Tax Benefit to
Certain Investors..........  Under recently adopted legislation, long-term capital gain on assets held for longer than 18 months is now taxed to individuals at a maximum federal income tax rate of 20% ("20% Rate Gain") and long-term capital gain on assets held for longer than 12 months but not longer than 18 months is taxed to individuals at a maximum federal income tax rate of 28% ("28% Rate Gain"). For individual taxpayers in the 15% marginal federal income tax bracket, the tax rate on 20% Rate Gain is 10% and on 28% Rate Gain is 15%. See "Taxation."


                             The Fund intends to allocate net capital gain (the
                               excess of its net long-term capital gain over its net short-term capital loss), as well as other types of income, proportionately among holders of shares of Common Stock and shares of Cumulative Preferred Stock in accordance with the current position of the Internal Revenue Service (the "IRS"). Dividends paid on the Cumulative Preferred Stock are expected to consist of 20% Rate Gain and 28% Rate Gain, net investment income (i.e. generally dividends and interest income in excess of interest expense and other expenses), net short-term capital gain and, in unusual circumstances, return of capital. Distributions of net investment income and net short-term capital gain ("Ordinary Income Dividends") are taxed at ordinary income rates. Over the past one, three and five fiscal years ending December 31, 1997, the distributions of the Fund consisted of 90%, 72%, and 60% of long-term capital gain. Accordingly, certain investors in the Cumulative Preferred Stock may realize a tax benefit to the extent that dividends paid by the Fund on those shares are composed of long-term capital gain. See "Tax Attributes of Preferred Stock Dividends." No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gain. To the extent that dividends on the shares of Cumulative Preferred Stock are not paid from net capital gain which is taxed at the rates applicable to long-term capital gain, they will be paid from net investment income and will be taxed as ordinary income.



Rating.....................  It is a condition to issuance that the Cumulative
                               Preferred Stock be issued with a rating of "aaa" from Moody's. The Articles Supplementary creating and fixing the rights and preferences of the Cumulative Preferred Stock (the "Articles Supplementary") contain certain provisions which reflect discounted asset coverage guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."


Asset Coverage.............  In order to maintain the 'aaa' rating on the
                               Cumulative Preferred Stock, the Fund will be required to maintain Adjusted Assets greater than or equal to the Basic Maintenance Amount in accordance with discount factors and guidelines established by Moody's and an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the 1940
                               Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Asset Maintenance."

Voting Rights..............  At all times, holders of shares of Cumulative
                               Preferred Stock or any other Preferred Stock, voting as a single class, will be entitled to elect two members of the Fund's Board of Directors, and holders of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on the Cumulative Preferred Stock or any other Preferred Stock in an amount equal to two full years' dividends, holders of Cumulative Preferred Stock and any other Preferred Stock of the Fund, voting as a single class, will have the right to elect the smallest number of directors that would constitute a majority of the directors until all cumulative dividends have been paid or provided for. Holders of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Articles Supplementary, the 1940 Act and Maryland law. Except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and any other Preferred Stock as a single class. See "Description of Cumulative Preferred Stock -- Voting Rights."

Mandatory Redemption.......  The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund to the extent that the Fund fails to maintain Adjusted Assets equal to or greater than the Basic Maintenance Amount or fails to maintain Asset Coverage and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date (the "Redemption Price"). In such circumstances, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that Adjusted Assets of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption is as high as 110% of the Basic Maintenance Amount and the asset coverage, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock is as high as 220%. The Cumulative Preferred Stock is also subject to mandatory redemption in whole by the Fund at the Redemption Price if the Fund's Board of Directors and holders of Common Stock authorize (i) the dissolution of the Fund, (ii) any amendment to the Articles of Incorporation and any other actions necessary to be approved by them for the Fund to convert to open-end status which makes any class of the Fund's stock a redeemable security (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), (iii) any plan of reorganization (as that term is defined in the 1940 Act) adversely affecting the Cumulative Preferred Stock or (iv) any other action requiring a vote of the Fund's security holders as provided in Section 13(a) of the 1940 Act. See "Description of Cumulative Preferred
                               Stock -- Redemption -- Mandatory Redemption."


Optional Redemption........  Commencing           , 2003 and thereafter, the
                               Fund at its option may redeem the Cumulative
                               Preferred Stock, in whole or in part, for cash at a price per share equal to the Redemption Price.
                               Prior to           ,

                               2003, the Cumulative Preferred Stock will be redeemable at the option of the Fund at the Redemption Price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred
                               Stock -- Redemption -- Optional Redemption."

Liquidation Preference.....  The liquidation preference of each share of
                               Cumulative Preferred Stock is $25 plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of distribution. See "Description of Cumulative Preferred Stock -- Liquidation Rights."

Use of Proceeds............  The Fund will use the net proceeds from the
                               Offering to purchase additional portfolio securities in accordance with its investment objectives and policies. See "Use of Proceeds."


Listing....................  Prior to the Offering, there has been no public market for the Cumulative Preferred Stock. The Cumulative Preferred Stock has been approved for listing, subject to official notice of issuance, on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.


Special Characteristics and
Risks......................  The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors. As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. Subject to such circumstances, the Cumulative Preferred Stock is perpetual. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Cumulative Preferred Stock. The Cumulative Preferred Stock is not an obligation of the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price.

                             As a non-diversified investment company under the
                               1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and, accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations -- Non-Diversified Status."

                             The Fund may invest up to 35% of its total assets
                               in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risks and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations -- Foreign Securities."

                             The Adviser (as hereinafter defined) is dependent
                               upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. There is no contract of employment between the Adviser and Mr. Gabelli. If the Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Adviser.

Federal Income Tax
  Considerations...........  The Fund has qualified, and intends to remain qualified, for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the Common Stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. The Fund presently intends, however, to purchase or redeem the Cumulative Preferred Stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.


Management and Fees........  Gabelli Funds, Inc. serves as the Fund's investment adviser (the "Adviser") and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. The Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the net asset value total return of the Fund allocable to the Common Stock, including distributions and the advisory fee subject to potential waiver, is less than the stated dividend rate of the Cumulative Preferred Stock (prorated during the initial and final year the issue is outstanding).


Repurchase of Common Stock,
  and Anti-takeover
  Provisions...............  The Fund is authorized, subject to maintaining required asset coverage on the Cumulative
                               Preferred Stock, to repurchase its Common Stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Directors may determine from time to time) from their net asset value. In addition, certain provisions of the Fund's Articles of Incorporation (the "Charter") and By-Laws may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 66 2/3% of the outstanding shares of each class of stock of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company and an affirmative vote of 66 2/3% of each class of the outstanding voting shares of the Fund may be necessary to authorize certain business transactions with any beneficial owner of more than 5% of the outstanding shares of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Certain Provisions of the Charter and By-Laws."

Custodian, Transfer and
  Dividend-Disbursing Agent
  and Registrar............  State Street Bank and Trust Company serves as the
                               Fund's custodian and, with respect to the Cumulative Preferred Stock, as transfer and dividend-disbursing agent and registrar and as agent to provide notice of redemption and certain voting rights. See "Custodian, Transfer Agent and Dividend-Disbursing Agent."

                  TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

     The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income. The Fund is a regulated investment company ("RIC"), and a RIC's distributions generally retain their character as capital gain or ordinary income when received by its preferred and common stockholders. However, distributions of short-term capital gain are taxed at
ordinary income rates. Thus, the stated      % dividends paid by the Fund to
holders of the Cumulative Preferred Stock may, for Federal income tax purposes, consist of varying proportions of long-term capital gain, short-term capital gain, ordinary income and/or returns of capital.

     Long-term capital gain on assets held longer than 18 months by the Fund ("20% Rate Gain") generally is currently taxable to individuals at a maximum rate of 20%. Long-term capital gain on assets held longer than twelve months but not longer than 18 months by the Fund ("28% Rate Gain") generally is currently taxable to individuals at a maximum rate of 28%. Distributions of net investment income and net short-term capital gain ("Ordinary Income Dividends") are currently taxable to individuals at a maximum rate of 39.6%.

     Although the Fund is not managed utilizing a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Cumulative Preferred Stock would, under current Federal income tax law, realize a tax savings on their investment to the extent that distributions by the Fund to its stockholders were partially composed of the less highly taxed 20% Rate Gain and 28% Rate Gain. In contrast, preferred stock dividends distributed by corporations that are not RICs are generally comprised, for Federal income tax purposes, only of ordinary income.


     Dividends paid on the Cumulative Preferred Stock are expected to consist of 20% Rate Gain, 28% Rate Gain and Ordinary Income. Over the past one, three and five fiscal years ending December 31, 1997, distributions of the Fund consisted of 90%, 72% and 60% of long-term capital gain.


     The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation".

ASSUMPTIONS

     The following table shows examples of the pure Ordinary Income equivalent yield that would be generated by the stated dividend rate on the Cumulative Preferred Stock, assuming distributions for Federal income tax purposes consisting of six different proportions of 20% Rate Gain, 28% Rate Gain and Ordinary Income for an individual in the 31.0% Federal marginal income tax bracket. Both this table and the table that follows it assume the indicated proportions of 20% Rate Gain and 28% Rate Gain. In reading these tables, prospective investors should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in varying proportions of 20% Rate Gain, 28% Rate Gain, Ordinary Income and/or return of capital in the year's distributions, and (ii) revocation or revision of the IRS revenue ruling requiring the proportionate allocation of 20% Rate Gain and 28% Rate Gain among holders of various classes of a closed-end RICs' capital stock.

     THESE TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND CANNOT BE TAKEN AS AN INDICATION OF THE ACTUAL COMPOSITION FOR FEDERAL INCOME TAX PURPOSES OF THE FUND'S FUTURE DISTRIBUTIONS.


                                                   A CUMULATIVE PREFERRED
                                                     STOCK STATED ANNUAL
                                                      DIVIDEND RATE OF
PERCENTAGE OF CUMULATIVE PREFERRED STOCK   ---------------------------------------
  STATED ANNUAL DIVIDEND COMPRISED OF        7.375%         7.25%        7.125%
----------------------------------------   IS EQUIVALENT FOR AN INDIVIDUAL IN THE
                                ORDINARY    31% FEDERAL INCOME TAX BRACKET TO AN
20% RATE GAIN   28% RATE GAIN    INCOME           ORDINARY INCOME YIELD OF
-------------   -------------   --------   ---------------------------------------
    75.0%           15.0%         10.0%        8.31%        8.16%          8.02%
    50.0%           25.0%         25.0%        8.04%        7.91%          7.77%
    33.3%           33.3%         33.3%        7.88%        7.74%          7.63%
    25.0%           25.0%         50.0%        7.75%        7.62%          7.61%
    16.7%           16.7%         66.6%        7.63%        7.50%          7.49%
       --              --        100.0%        7.375%       7.25%          7.125%

     Assuming a stated Cumulative Preferred Stock dividend consisting of 33.3% 20% Rate Gain, 33.3% 28% Rate Gain and 33.3% Ordinary Income, the following table shows the pure Ordinary Income equivalent yields that would be generated at the stated dividend rate for individuals in the indicated tax brackets.

                                                             A CUMULATIVE PREFERRED
                                                              STOCK STATED ANNUAL
                                                                DIVIDEND RATE OF
                                                         ------------------------------
                                                          7.375%     7.25%      7.125%

                                                          IS EQUIVALENT TO AN ORDINARY
          1997 FEDERAL INCOME TAX BRACKET(1)                    INCOME YIELD OF
-------------------------------------------------------  ------------------------------
39.6%..................................................   8.65%      8.50%      8.36%
36.0%..................................................   8.30%      8.16%      8.02%
31.0%..................................................   7.88%      7.74%      7.61%
28.0%..................................................   7.65%      7.52%      7.39%
15.0%(2)...............................................   7.52%      7.39%      7.27%


---------------
(1) Annual taxable income levels corresponding to the 1997 Federal Marginal Tax Brackets are as follows:

1997 FEDERAL INCOME
    TAX BRACKET                 SINGLE                        JOINT
-------------------             ------                        -----
       39.6%                 over $271,050                over $271,050
       36.0%              $124,651 - $271,050          $151,751 - $271,050
       31.0%              $59,751 - $124,650           $99,601 - $151,750
       28.0%               $24,651 - $59,750            $41,201 - $99,600
       15.0%          up to and including $24,650  up to and including $41,200

    An investor's Federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may also be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

(2) Assumes pass-through of 10.0% Rate Gain tax rate and 15.0% Rate Gain tax rate.

                              FINANCIAL HIGHLIGHTS

     The selected data set forth below is for shares of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund incorporated by reference into this Prospectus and the SAI. The financial information, insofar as it relates to each of the five years in the period ended December 31, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on such financial statements is incorporated by reference into this Prospectus and the SAI.


                                                                         YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
                                                       1997(a)       1996(a)       1995(a)      1994(a)     1993(a)
                                                      ----------    ----------    ----------    --------    --------
OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $     9.77    $     9.95    $     9.46    $  11.23    $  10.58
                                                      ----------    ----------    ----------    --------    --------
  Net investment income...........................          0.08          0.11          0.13        0.14        0.14
  Net realized and unrealized gain (loss) on
     investments..................................          2.75          0.71          1.74       (0.08)       2.13
  Provision for income taxes......................            --            --            --          --          --
                                                      ----------    ----------    ----------    --------    --------
     Total from investment operations.............          2.83          0.82          1.87        0.06        2.27
  Increase (decrease) in net asset value from
     Equity Trust share transactions..............            --            --         (0.37)         --       (0.50)
  Offering expenses charged to capital surplus....            --            --         (0.01)         --       (0.01)
DISTRIBUTIONS TO STOCKHOLDERS FROM:
  Net investment income...........................         (0.08)        (0.11)        (0.13)      (0.14)(b)   (0.11)
  Distributions in excess of net investment
     income.......................................          0.00(d)         --            --          --          --
  Net realized gains..............................         (0.92)        (0.78)        (0.47)      (0.37)      (0.77)
  Distributions in excess of net realized gains...         (0.01)        (0.00)(d)     (0.02)         --       (0.02)
  Paid-in capital.................................         (0.03)        (0.11)        (0.38)      (1.32)(b)   (0.21)
                                                      ----------    ----------    ----------    --------    --------
     Total distributions..........................         (1.04)        (1.00)        (1.00)      (1.83)      (1.11)
                                                      ==========    ==========    ==========    ========    ========
  Net asset value, end of period..................    $    11.56    $     9.77    $     9.95    $   9.46    $  11.23
                                                      ==========    ==========    ==========    ========    ========
  Market value, end of period.....................    $   11.688    $    9.375    $    9.375    $  9.625    $ 12.125
                                                      ==========    ==========    ==========    ========    ========
  Total Investment Return*........................         37.46%        11.00%        11.70%      (5.10)%     36.50%
                                                      ==========    ==========    ==========    ========    ========
  Net Asset Value Total Return**..................         30.46%         9.00%        20.60%       0.50%      22.40%
                                                      ==========    ==========    ==========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)............    $1,210,570    $1,015,437    $1,034,091    $825,193    $937,773
  Net investment income...........................          0.76%         1.07%         1.26%       1.29%       1.25%
  Operating expenses..............................          1.14%         1.18%         1.21%       1.19%       1.20%
  Portfolio turnover rate.........................          39.2%         18.9%         25.1%       22.2%       24.4%
  Average commission rate (per share of
     security(c)..................................    $   0.0342    $   0.0335           N/A         N/A         N/A


---------------

 * Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by stockholder.
** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by stockholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gain, and paid-in capital were $0.064, $0.031 and $0.655, respectively.
(c) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.
(d)  Amount represents less than $0.005 per share.

                                                                          YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                        1992       1991       1990       1989       1988       1987
                                                      --------   --------   --------   --------   --------   --------
OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  10.61   $  10.49   $  13.34   $  11.22   $   9.82   $   9.40
                                                      --------   --------   --------   --------   --------   --------
  Net investment income...........................        0.19       0.27       0.44       0.38       0.14       0.16
  Net realized and unrealized gain (loss) on
     investments..................................        1.21       1.37      (2.11)      3.26+      2.32+      0.89
  Provision for income taxes......................          --         --         --      (0.21)     (0.09)        --
                                                      --------   --------   --------   --------   --------   --------
     Total from investment operations.............        1.40       1.64      (1.67)      3.43       2.37       1.05
  Increase (decrease) in net asset value from
     Equity Trust share transactions..............       (0.36)     (0.42)        --         --       0.02       0.01
  Offering expenses charged to capital surplus....       (0.01)     (0.01)        --         --         --         --
DISTRIBUTIONS TO STOCKHOLDERS FROM:
  Net investment income...........................       (0.19)     (0.27)     (0.53)     (0.29)     (0.21)     (0.19)
  Distributions in excess of net investment
     income.......................................          --         --         --         --         --         --
  Net realized gains..............................       (0.38)     (0.14)     (0.23)     (1.02)     (0.78)     (0.45)
  Distributions in excess of net realized gains...          --         --         --         --         --         --
  Paid-in capital.................................       (0.49)     (0.68)     (0.42)        --         --         --
                                                      --------   --------   --------   --------   --------   --------
     Total distributions..........................       (1.06)     (1.09)     (1.18)     (1.31)     (0.99)     (0.64)
                                                      ========   ========   ========   ========   ========   ========
  Net asset value, end of period..................    $  10.58   $  10.61   $  10.49   $  13.34   $  11.22   $   9.82
                                                      ========   ========   ========   ========   ========   ========
  Market value, end of period.....................    $ 10.250   $ 10.125   $ 10.500   $ 14.000   $  9.875   $  7.625
                                                      ========   ========   ========   ========   ========   ========
  Total Investment Return*........................       15.90%     10.90%    (16.70)%    59.00%+    37.80%+    (0.90)%
                                                      ========   ========   ========   ========   ========   ========
  Net Asset Value Total Return**..................       14.20%     16.20%    (12.70)%    33.20%     21.50%     17.10)%
                                                      ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)............    $725,263   $595,151   $479,863   $589,990   $484,792   $429,490
  Net investment income...........................        1.88%      2.34%      3.84%      2.82%      1.36%      1.50%
  Operating expenses..............................        1.22%      1.24%      1.18%      1.18%      1.25%      1.24%
  Portfolio turnover rate.........................        12.5%      11.2%      15.5%      28.1%      51.5%      96.5%

---------------

 * Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by stockholder.
** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by stockholder.
 +   Before provision for income taxes.

                                USE OF PROCEEDS


     The net proceeds of the offering are estimated at $120,603,731, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Adviser expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months after the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.


                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of December 31, 1997, and as adjusted to give effect to the Offering.


                                                   ACTUAL        AS ADJUSTED(A)
                                               --------------    --------------
Stockholders' equity:
  Preferred Stock, $.001 par value:
     Authorized 0 shares; as adjusted
       8,000,000 shares authorized; issued
       and outstanding 0 shares; as adjusted,
       5,000,000 shares of        %
       Cumulative Preferred Stock issued and
       outstanding...........................  $            0    $  125,000,000
  Common Stock, $.001 par value:
     Authorized 200,000,000 shares; as
       adjusted 192,000,000 authorized;
       issued and outstanding 104,676,383
       shares................................  $      104,676    $      104,676
     Additional paid-in capital..............  $  708,595,580    $  704,199,311
     Distributions in excess of net realized
       gain on investments...................  $   (1,270,637)   $   (1,270,637)
     Distributions in excess of net
       investment income.....................  $          (81)   $          (81)
     Net unrealized appreciation of
       investments...........................  $  503,140,056    $  503,140,056
          Net assets.........................  $1,210,569,594    $1,331,173,325
          Net assets applicable to
            outstanding Common Stock.........  $1,210,569,594    $1,206,173,325


---------------

(a) After deducting underwriting discounts and estimated costs of the Offering of $4,396,269.

                                    THE FUND

     The Fund, incorporated in Maryland on May 20, 1986, is a non-diversified closed-end management investment company registered under the 1940 Act. The Fund's Common Stock is traded on the NYSE under the symbol "GAB."

                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is long-term growth of capital. Income is a secondary objective of the Fund. The Fund attempts to achieve its objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities, selected by the Adviser. The Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

     The Fund's secondary investment objective is income, which the Fund seeks to achieve, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Fund will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or will be non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

     The Fund's investment primary and secondary objectives of long-term growth of capital and income, respectively, are fundamental policies and may not be changed without the authorization of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

INVESTMENT METHODOLOGY OF THE FUND

     In selecting securities for the Fund, the Adviser normally will consider the following factors, among others: (1) the Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Fund as to issuers. The Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.

CERTAIN PRACTICES

     Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The fund may also invest in debt securities of foreign governments. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

     Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of equity securities, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. For a further description of such transactions, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

     Repurchase Agreements. During temporary defensive periods or for cash management purposes, the Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Board of Directors. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

     Other Investments. The Fund is permitted to invest in special situations, options and futures contracts. See the SAI for a discussion of these investments and techniques and the risk associated with them.

                           SPECIAL INVESTMENT METHODS

TEMPORARY INVESTMENTS

     During temporary defensive periods the Fund may invest in U.S. Government Securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

OPTIONS

     On behalf of the Fund, the Adviser may, subject to the guidelines of the Board of Directors, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

     A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

     An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

FUTURES CONTRACTS AND OPTIONS THEREON

     On behalf of the Fund, the Adviser may, subject to guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     Under CFTC regulations, the Adviser on behalf of the Fund may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and (7) the creditworthiness of counterparties. For a further description, see "Risk Factors and Special Considerations -- Futures Transactions" and "Risk Factors and Special Considerations -- Forward Currency Exchange Contracts."

REPURCHASE AGREEMENTS

     During temporary defensive periods or for cash management purposes, the Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Directors. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. The Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

LEVERAGING

     As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. These two risks would generally make the Fund's total return to common stockholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

     A decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code"). See "Taxation". Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.


     Prior to May 12, 1997, the Fund was prohibited from issuing preferred stock by a fundamental investment restriction preventing the Fund from issuing senior securities. At its 1997 annual meeting of stockholders held on May 12, 1997, the Fund's stockholders approved an amendment to such restriction to permit the issuance of senior securities in accordance with the requirements of the 1940 Act. The Fund, its directors, and the Adviser were named as defendants in a putative class action filed March 9, 1998, alleging violations of

Section 14(a) of the Securities Exchange Act of 1934 and Section 20(a) of the 1940 Act, and (as against the Fund's directors) breach of fiduciary duty (Carter v. Gabelli Equity Trust Inc., et al., United States District Court, Southern District of New York, 98 Civ. 1710 (CLB)), seeking an injunction to enjoin the issuance of the Cumulative Preferred Stock. The principal allegation of the complaint is that the defendants made material misrepresentations and omissions in a proxy statement, by which defendants solicited proxies from holders of the Fund's Common Stock to remove the prohibition on the issuance of senior securities. Plaintiff further contends that issuance by the Fund of Cumulative Preferred Stock would deprive holders of the Fund's Common Stock of the ability to control major business decisions of the Fund, specifically including any decision to convert the Fund into an "open-end" mutual fund.



     The Fund believes that the provision of the Fund's Cumulative Preferred Stock requiring the Board of Directors to call the Cumulative Preferred Stock at any time if the Board of Directors and the requisite percentage of shares of the Fund's Common Stock have approved all requisite charter amendments and other actions necessary for the Fund to convert to open-end status eliminates any possibility that the holders of the Fund's Common Stock would be disadvantaged with respect to consideration of open-ending by the issuance of the Preferred Stock. Moreover, at its 1998 annual meeting of stockholders held on May 22, 1998, the Fund's stockholders ratified the proposal approved in 1997 after disclosure of information Plaintiff claimed was omitted from the earlier proxy statement. The Fund believes that such stockholder ratification renders this action moot.


     Further information on the investment objectives and policies of the Fund are set forth in the SAI.

INVESTMENT RESTRICTIONS

     The Fund operates under certain restrictions that may not be changed without the affirmative vote of holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). For a description of such restrictions, see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER

     The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 100%. During the years ended December 31, 1997 and 1996, the portfolio turnover of the Fund was 39.2% and 18.9%, respectively.

     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

OTHER INVESTMENTS

     The Fund is permitted to invest in illiquid securities, warrants and rights and other investment companies and to enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. See the SAI for a discussion of these investments and techniques and the risks associated with them.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should consider the following special considerations associated with investing in the Fund.

PREFERRED STOCK

     There are a number of risks associated with an investment in Cumulative Preferred Stock. The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors. The Cumulative Preferred Stock is subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Cumulative Preferred Stock. Subject to such circumstances, the Cumulative Preferred Stock is perpetual. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Cumulative Preferred Stock. The Cumulative Preferred Stock is not an obligation of the Fund. The Cumulative Preferred Stock would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price.

LONG-TERM OBJECTIVE

     The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the investment objectives of the Fund as well as such stockholder's other investments when considering an investment in the Fund.

NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may, under certain circumstance, present greater risk to an investor than an investment in a diversified investment company.

LOWER RATED SECURITIES

     The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by Standard & Poor's Ratings Services ("S&P") or Caa or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. These securities and securities rated BB or lower by S&P and Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; (v) subordination to other debt of the issuer; and (vi) junk bonds are generally unsecured.

     The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate. Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics.

     For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Investment Practices -- Lower Rated Securities" in the SAI.

FOREIGN SECURITIES

     The Fund may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which are generally denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investing in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

     The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers which shall not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

FUTURES TRANSACTIONS

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

DEPENDENCE ON KEY PERSONNEL

     The Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. There is no contract of employment between the Adviser and Mr. Gabelli. If the Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Adviser.

YEAR 2000 RISKS

     As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

                             MANAGEMENT OF THE FUND


     The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended December 31, 1995, 1996 and 1997 the Fund paid a management fee of $9,060,694, $10,364,591 and $11,136,210, respectively. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the net asset value total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Cumulative Preferred Stock (prorated during the initial and final year the issue is outstanding).



     The Adviser is located at One Corporate Center, Rye, New York 10580-1434. The Adviser was formed in 1980 and acts as investment adviser to other closed-end and open-end investment companies with total net assets in excess of $6.8 billion as of March 31, 1998. GAMCO Investors, Inc. ("GAMCO"), a subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of March 31, 1998, GAMCO had aggregate assets in excess of $7.5 billion under its management. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of stock of the Adviser.


     In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the Offering of Cumulative Preferred Stock (including rating agency fees), costs of printing proxies, stock certificates and stockholder reports, charges of State Street Bank and Trust Company ("State Street", the "Custodian," "Transfer Agent" or "Dividend -- Disbursing Agent"), SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

PORTFOLIO MANAGER


     Mario J. Gabelli serves as Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as the Fund's Portfolio Manager since its inception and has served as Chairman, President and Chief Investment Officer of the Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund.


NON-RESIDENT DIRECTORS

     Karl Otto Pohl, a director of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. He has no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against him in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

ADMINISTRATOR

     The Adviser has entered into an Administration Contract with First Data Investor Services Group Inc. ("Investor Services Group" or the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Adviser. For these services and the related expenses borne by Investor Services Group, the Adviser pays a prorated monthly fee at the annual rate of .10% of the first $1.0 billion of the aggregate average net assets of the Fund and all other Funds advised by the Adviser and administered by Investor Services Group and .08% of the aggregate average net assets exceeding $1.0 billion and .03% of the aggregate average net assets in excess of $1.5 billion and .02% of the aggregate net assets in excess of $3.0 billion (with a minimum annual fee of $30,000 per portfolio), which, together with the services to be rendered, is subject to negotiation between the parties. Investor Services Group has its principal office at 53 State Street, Boston MA 02109-2873.

                        DIVIDEND AND DISTRIBUTION POLICY

DISTRIBUTION POLICY


     The Fund's policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year to holders of its Common Stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal as well as the Code's distribution requirements. Prior to May 13, 1998, the quarterly distribution in each of the first three quarters of each year was $0.25 per share.


     The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay federal income taxes on its net capital gain, if any. If for any calendar year, the total distributions exceed net investment income and net capital gain, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder's tax basis in his shares) which can be made payable by the Fund either in the form of a cash distribution or a stock dividend. The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares.

     In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgement might not dictate such action.

     See "Description of Cumulative Preferred Stock -- Dividends" for additional information relating to dividends on the Cumulative Preferred Stock.

                   DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL


     Under the Articles Supplementary, the Fund will be authorized to issue up to 8,000,000 shares of Cumulative Preferred Stock, 5,000,000 of which are offered hereby. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund outstanding. The Board of Directors reserves the right to issue additional shares of Preferred Stock, including Cumulative Preferred Stock, from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.


RATING AGENCY GUIDELINES

     Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on the date of original issue of "aaa" by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines utilized for the Cumulative Preferred Stock have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various types of preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock, which rating is generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines."

     The Rating Agency Guidelines require that the Fund maintain Adjusted Assets greater than or equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred
Stock -- Redemption -- Mandatory Redemption." The Rating Agency Guidelines also exclude from Moody's Eligible Assets and, therefore, from Adjusted Assets, certain types of securities in which the Fund may invest. The Adviser does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objectives. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

     The Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. However, failure to comply with the Rating Agency Guidelines would require the Fund to redeem all or part of the Cumulative Preferred Stock.

     A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do Moody's requirements address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

DIVIDENDS


     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate
of   % of the liquidation preference of $25 per share, payable quarterly on
March 26, June 26, September 26 and December 26 or if any such day is not a Business Day, the next succeeding Business Day (the "Dividend Payment Date"), commencing on September 26, 1998, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the fifth preceding Business Day.


     Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

     For so long as any shares of Cumulative Preferred Stock are outstanding, the Board of Directors of the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately after such transaction, the Fund will have Adjusted Assets greater than or equal to the Basic Maintenance Amount and will have the required Asset Coverage (see "-- Asset Maintenance" and "-- Redemption" below),

(B) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient Deposit Assets to cover such payment have been deposited with the Dividend-Disbursing Agent) and (C) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured within 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption" below.


     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold as of December 31, 1997, the asset coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $4,396,269), would have been computed as follows:



Value of Fund assets less liabilities not constituting
                   senior securities                    $1,331,173,325
                                                                        =  1,065%
                  -----------------                     ------------
   Senior securities representing indebtedness plus     $125,000,000
   liquidation preference of the Cumulative Preferred
                         Stock


     Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, Adjusted Assets greater than or equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 7 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption" below.

     Any security not meeting the Rating Agency Guidelines will be excluded from the calculation of Adjusted Assets.

     The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the historical volatility of common stock prices in general and within particular industry groups, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor), the frequency with which the relevant asset is marked to market and the amount of time the Fund may take to cure a failure to meet the Basic Maintenance Amount test. The Moody's Discount Factor relating to any asset of the Fund, the assets eligible for inclusion in the calculation of Adjusted Assets and the Basic Maintenance Amount and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by the Moody's. This feature will permit the Fund to respond to changes required or permitted by Moody's from time to time without requiring a vote of stockholders and should enhance the ability of the Fund to earn an incremental return for the holders of its common stock without impairing the rating of the Cumulative Preferred Stock.

     On or before the fifth Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a report setting forth at least the Fund's Adjusted Assets and the Basic Maintenance Amount as of the relevant Valuation Date (the "Basic Maintenance Report"). Within ten Business Days after delivery of such report to Moody's and on one other occasion chosen at random by Fund's independent accountants, the Fund will deliver letters prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in, and certain other matters relating to, its most recent Basic Maintenance Report.

REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

          (i) the Fund fails to maintain the Asset Coverage and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

          (ii) the Fund fails to maintain Adjusted Assets greater than or equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 7th day after such Valuation Date (also, a "Cure Date").

     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having Adjusted Assets equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or Adjusted Assets equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the asset coverage (as defined in the 1940 Act) of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption is up to 220%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Adjusted Assets of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption is up to 110% of the Basic Maintenance Amount.

     The Cumulative Preferred Stock is also subject to mandatory redemption in whole in the following circumstances. If the Board of Directors and the holders of the number of shares of the Common Stock of the Fund entitled and required by applicable law to be cast thereon vote to authorize the dissolution of the Fund, any amendment to the Articles of Incorporation and any other actions necessary to be approved by them for the Fund to convert to open-end status which makes any class of the Fund's stock a redeemable security (as that term is defined in the 1940 Act), any plan of reorganization (as that term is defined in the 1940
Act) adversely affecting the Cumulative Preferred Stock or any other action requiring a vote of security holders of the Fund as provided in Section 13(a) of the 1940 Act, then, notwithstanding the vote or failure to vote on such actions of the holders of shares of the Cumulative Preferred Stock, the Fund (i) may take such actions, subject to satisfying any further requirements of applicable law, and (ii) shall, prior to taking such actions, give a written notice of redemption ("Notice of Redemption") with respect to the redemption of all shares of the Cumulative Preferred Stock then outstanding and redeem such shares.

     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon Notice of Redemption.

     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Assets for the payment thereof deposited with the Dividend-Disbursing Agent, no redemptions of Cumulative Preferred Stock may be made.


     Optional Redemption.  Prior to       , 2003, the shares of Cumulative
Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company ("RIC") under the Code.
Commencing       , 2003 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.


     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share, plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon) (the "Liquidation Payment"), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Payment and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Payment has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and of any other Preferred Stock then outstanding as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a class, to the exclusion of the holders of all other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund's Charter, and (ii) holders of outstanding shares of Cumulative Preferred Stock will not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of the Cumulative Preferred Stock, as expressly set forth in the Charter.

     Upon any liquidation the holders of the Common Stock, after required Payments to the holders of Preferred Stock will be entitled to participate equally and ratably in the remaining assets of the Fund.

     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a seperate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The Charter currently limits the maximum number of directors of the Fund to nine. In the event that an increase in the number of directors elected solely by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock would cause the total number of directors to exceed nine, one or more directors, other than the two previously elected by the holders of shares of Cumulative Preferred Stock and Preferred Stock, voting as a separate class, would resign so that the result would be that directors elected by the Preferred stockholders would fill the vacancies so that a majority of the Board of Directors had been elected by the holders of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class. Except as otherwise provided in the immediately preceding sentence, the terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect as a separate class in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland General Corporation

Law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the Prospectus and the SAI. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Assets provided to the Dividend-Disbursing Agent to effect such redemption. The holders of Cumulative Preferred Stock will have no preemptive rights or rights to cumulative voting.

LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS AND ISSUANCE OF ADDITIONAL PREFERRED STOCK

     So long as any shares of Cumulative Preferred Stock are outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

     So long as any shares of Cumulative Preferred Stock are outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one of more other series of Preferred Stock in addition to the shares of Cumulative Preferred Stock, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and other applicable requirements.

BOOK-ENTRY

     Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).

               DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

     Common Stock. The Fund, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share. Each share has equal voting, dividend, distribution and liquidation rights. The shares issued and outstanding are fully paid and non-assessable. Shares of the Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Fund's shares are listed and traded on the NYSE under the symbol "GAB".


     Preferred Stock. The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 8,000,000 shares of Preferred Stock, par value $.001 per share. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. The Board of Directors has designated 5,000,000 shares of Preferred Stock as the Cumulative Preferred Stock offered hereby. All shares of Cumulative Preferred Stock, when issued in accordance with the terms of the Offering, will be fully paid and nonassessable. See "Description of Cumulative Preferred Stock."



     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of March 31, 1998 as if the Offering had been completed by such date.



                                                                 AMOUNT
                                                                HELD BY
                                                  AMOUNT      FUND FOR ITS     AMOUNT
                TITLE OF CLASS                  AUTHORIZED    OWN ACCOUNT    OUTSTANDING
                --------------                  -----------   ------------   -----------
Common Stock..................................  192,000,000     800,000      104,676,383
Preferred Stock...............................    8,000,000           0        5,000,000


                                    TAXATION

     The following is a description of certain U.S. Federal income tax consequences to a stockholder of acquiring, holding and disposing of Cumulative Preferred and Common Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

     No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a RIC under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year, provided that it distributes to its stockholders at least 90% of its net investment income for such taxable year.

     Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as a dividend paid out of the Fund's net investment income its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year. To the extent possible, the Fund intends to make sufficient distributions to avoid application of the corporate income tax.

     Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the one year period ending on October 31 of such year, unless an election is made by a fund with a November or December year-end to use the fund's fiscal year (the Fund has made this election), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed. For purposes of the excise tax, any income or capital gain retained by and taxed in the hands of the Fund will be treated as having been distributed. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's undistributed income.

TAXATION OF STOCKHOLDERS

     Dividends paid by the Fund are taxable to stockholders whether such dividends are paid in cash or paid in additional shares of stock under the Fund's plan for the automatic reinvestment of dividends. Dividends paid by the Fund from its net investment income ("Ordinary Income Dividends") are taxable to stockholders as ordinary income. Distributions made from net capital gain (including gains or losses from certain transactions in warrants, rights, futures and options) and properly designated by the Fund ("Capital Gain Dividends") are taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first result in a non-taxable reduction to the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (provided that the shares are held as a capital asset).

     Capital Gain Dividends may be taxed at a lower rate than Ordinary Income Dividends for certain non-corporate taxpayers. Under recent legislation, net "long-term capital gain" has been broken down into additional categories of gain, taxable at different rates for individual taxpayers. These categories include 20% Rate Gain and 28% Rate Gain and certain other categories of gain that the Fund does not expect to realize. 28% Rate Gain on assets held longer than 12 months but not longer than 18 months is taxed at the taxpayer's marginal Federal income tax rate, but not higher than 28%. 20% Rate Gain on assets held longer than 18 months is taxed at a maximum rate of 20%.

     Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any Ordinary Income Dividends or Capital Gain Dividends as well as the portions of its Capital Gain Dividends that constitute 28% Rate Gain and 20% Rate Gain. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     Stockholders may be entitled to offset their Capital Gain Dividends with capital losses. There are a number of statutory provisions that affect the use of capital losses to offset capital gains, and that limit the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

     Gain or loss, if any, recognized on the sale of other disposition of shares of the Fund, including, without limitation, a redemption by the Fund will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be taxed as long-term or short-term gain or loss, as the case may be. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code provides that capital gain recognized on the termination of a position held as part of a "conversion transaction" will be treated as ordinary income, to the extent it does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A "conversion transaction," for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Cumulative Preferred Stock because dividends paid with respect to the Cumulative Preferred Stock will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.

     Ordinary Income Dividends (but not Capital Gain Dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on Ordinary Income Dividends, Capital Gain Dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he is subject to backup withholding, (ii) has been notified by the IRS that he is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

     At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gain. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as net long-term capital gain and foreign taxes paid by the RIC (if such taxes are subject to a "pass-through" election as described above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Because of this rule, the Fund is required to allocate a portion of its net capital gain and foreign taxes paid to holders of Common Stock, holders of Cumulative Preferred Stock and any other Preferred Stock. The amount of net capital gain, other types of income and foreign taxes paid allocable among holders of the Common Stock, the Cumulative Preferred Stock and any other Preferred Stock will depend upon the amount of such gains and other income realized by and taxes paid by the Fund and the total dividends paid by the Fund on shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock during a taxable year.

     The Fund believes that under current law the manner in which the Fund intends to allocate net capital gain, other types of income and foreign taxes paid between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, the Fund has not requested and will not request direct guidance from the IRS specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund and attempt to reallocate the Fund's net capital gain, other taxable income and foreign taxes paid.

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total would be required to be invested in foreign securities at the close of the Fund's fiscal year.


     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE SAI WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. FOR THE COMPLETE PROVISIONS APPLICABLE TO BOTH STOCKHOLDERS AND THE FUND, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

     The Fund presently has provisions in its Charter and By-Laws (together, in each case, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's Directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "antitakeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed with or without cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund. In addition, the affirmative vote of the holders of 66 2/3% of each class of its outstanding voting shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

          (i) merger or consolidation of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Governing Documents of the Fund on file with the Commission; for the full text of these provisions, see "Additional Information."

     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board of Directors has determined that the foregoing voting requirements are in the best interests of the stockholders generally.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     State Street Bank and Trust Company serves as Custodian for the Fund's cash and securities as well as the Transfer Agent and Dividend-Disbursing Agent for its shares. Boston EquiServe LP, an affiliate of State Street, performs the stockholder services on behalf of State Street and is located at 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

                                  UNDERWRITING


     Upon the terms and subject to the conditions contained in the Underwriting Agreement dated the date hereof, each Underwriter named below for whom Smith Barney Inc., Gabelli & Company, Inc., PaineWebber Incorporated and Prudential Securities Incorporated are acting as the Representatives (the "Representatives") has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter:



                                                                NUMBER OF
                            NAME                                 SHARES
                            ----                                ---------
Smith Barney Inc. ..........................................
Gabelli & Company, Inc. ....................................
PaineWebber Incorporated....................................
Prudential Securities Incorporated..........................
                                                                ---------
  Total.....................................................


     The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.


     The Underwriters propose to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of
$     per share under the public offering price. The Underwriters may allow, and
such dealers may reallow, a concession not in excess of $     per share to
certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions
may be changed by the Underwriters. The underwriting discount of $     per share
is equal to        % of the initial offering price. Investors must pay for any
shares of Cumulative Preferred Stock purchased on or before           , 1998.


     The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act.


     The Fund has granted to the Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an additional 750,000 shares of the Cumulative Preferred Stock at a price per share equal to the Underwriters' purchase price for the shares of Cumulative Preferred Stock set forth on the cover page hereof, less underwriting discounts and commissions. The Underwriters may exercise the option only to cover over-allotments of shares of the Cumulative Preferred Stock in connection with the offering.



     The Underwriters have advised the Fund that, pursuant to Regulation M under the 1933 Act, certain persons participating in the Offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A "syndicate covering transaction" is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with the Offering. A "penalty bid" is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter or selling group member in connection with the Offering if any of the Cumulative Preferred Stock originally sold by such Underwriter or selling group member is purchased in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or selling group member. The Underwriters have advised the Company that such transactions may be effected on the NYSE or otherwise and, if commenced, may be discontinued at any time.

     The Underwriters have acted in the past and may continue to act from time to time during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


     Prior to the Offering, there has been no public market for the Cumulative Preferred Stock. The Cumulative Preferred Stock has been approved for listing, subject to official notice of issuance, on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.


     Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the Adviser which is, in turn, majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc. For additional Information regarding these affiliations, see "Management of the Funds."


     Salomon Smith Barney and Gabelli & Company, Inc. have provided investment banking and financial advisory services to the Fund.


                                 LEGAL MATTERS


     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Cumulative Preferred Stock, and by Simpson Thacher & Bartlett, New York, New York, counsel to the Underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.


                                    EXPERTS

     Price Waterhouse LLP, independent accountants, are the independent accountants of the Fund. The audited financial statements of the Fund and the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by Price Waterhouse LLP for the periods indicated in its report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. Price Waterhouse LLP has an office at 1177 Avenue of the Americas, New York, New York 10036, and also performs tax and other professional services for the Fund.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

     The Fund's Common Stock is listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

                            TABLE OF CONTENTS OF SAI

     An SAI dated        , 1998 has been filed with the SEC and is incorporated
by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INVESTMENT OBJECTIVES AND POLICIES..........................  B- 2
INVESTMENT RESTRICTIONS.....................................  B- 7
MANAGEMENT OF THE FUND......................................  B- 9
PORTFOLIO TRANSACTIONS......................................  B-14
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH
  PURCHASE PLAN.............................................  B-15
TAXATION....................................................  B-16
MOODY'S DISCOUNT FACTORS....................................  B-20
NET ASSET VALUE.............................................  B-23
GENERAL INFORMATION.........................................  B-24
BENEFICIAL OWNER............................................  B-25
FINANCIAL STATEMENTS........................................  B-25

                                    GLOSSARY

     "Adjusted Assets" means the aggregate Adjusted Value of all Moody's Eligible Assets.

     "Adjusted Value" of each Moody's Eligible Asset shall be computed as follows:

          (i) Cash shall be valued at 100% of the face value thereof; and

          (ii) all other Moody's Eligible Assets shall be valued at the Discounted Value thereof; and

          (iii) each asset that is not a Moody's Eligible Asset shall be valued at zero.

     "Articles Supplementary" means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.


     "Asset Coverage" has the meaning set forth on page 25 of this Prospectus.



     "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of each series of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the liquidation preference per share; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a series of the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain outstanding; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (A) the Adjusted Value of any of the Fund's assets or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1 or A-1, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Dividend Disbursing Agent for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D); and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the liquidation preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Dividend-Disbursing Agent for the payment of the repurchase price the Fund may deduct 100% of the liquidation preference of such Cumulative Preferred Stock to be repurchased from
(i) above.



     "Basic Maintenance Report" has the meaning set forth on page 26 of this Prospectus.


     "Business Day" means a day on which the NYSE is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund on file in the State Department of Assessments and Taxation of the State of Maryland.

     "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

     "Cumulative Preferred Stock" means the   % Cumulative Preferred Stock, par
value $.001 per share, of the Fund.


     "Cure Date" has the meaning set forth on page 26 of this Prospectus.



     "Date of Original Issue" has the meaning set forth on page 24 of this Prospectus.


     "Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has Adjusted Assets equal to or greater than the Basic Maintenance Amount, each Deposit Asset will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.


     "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of a non-convertible fixed income instrument, the lower of the principal amount (accreted principal to the extent such instrument accrues interest) or liquidation preference and the market value thereof or (B) in the case of any other Moody's Eligible Asset, the market value thereof, divided by the applicable Moody's Discount Factor.



     "Dividend-Disbursing Agent" means State Street Bank and Trust Company and its successors or any other dividend-disbursing agent appointed by the Fund.



     "Dividend Payment Date" has the meaning set forth on page 24 of this Prospectus.


     "Fund" means The Gabelli Equity Trust Inc., a Maryland corporation.


     "Liquidation Payment" has the meaning set forth on page 27 of this Prospectus.


     "Moody's" means Moody's Investors Service, Inc.

     "Moody's Discount Factor" means, with respect to a Moody's Eligible Asset specified below, the numbers set forth in the SAI under the heading "Moody's Discount Factors."

     "Moody's Eligible Assets" means:

          i. cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

          ii. Short-Term Money Market Instruments;


          iii. commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;



          iv. preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least "Baa3" by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the NYSE, the American Stock Exchange or the Nasdaq National Market System, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA- by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa3" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate market value of the Fund's holdings of any single issue of auction rate preferred stock will not be more than 1% of the Fund's total assets;



          v. common stocks (A)(i) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (ii) if cash dividend paying, pay cash dividends in U.S. dollars and (iii) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate market value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate market value of the Fund's holdings shall not be Moody's Eligible Assets,
     (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (C) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate market value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (i) 6% of the aggregate market value of the outstanding shares of common stock of such issuer thereof or (ii) in excess of 10% of the market value of Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;


          vi. U.S. Government Obligations;

          vii. corporate evidences of indebtedness (A) which may be sold without restriction by the Fund and which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least BB- by S&P and which for this purpose is assigned a Rating Agency equivalent rating of one full rating category lower), with such rating confirmed by the Fund on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (D) for which, if rated below Baa3, the aggregate market value of the Fund's holdings do not exceed 10% of the aggregate market value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance;

          viii. convertible corporate evidences of indebtedness (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the NYSE or the American Stock Exchange or are quoted on the Nasdaq National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

     provided, however, that the Fund's investments in auction rate preferred stocks described in clause (iv) above shall be included in Moody's Eligible Assets only to the extent that the aggregate market value of such stocks does not exceed 10% of the aggregate market value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (vii) above less the aggregate market value of those investments excluded from Moody's Eligible Assets pursuant to the provision appearing after clause
     (ix) below; and

          ix. no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(D) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

     Notwithstanding anything to the contrary in the preceding clauses (i)-(ix), the Fund's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's industry and sub-industry categories) with respect to the market value of the Fund's holdings:

ISSUER:

                                                              NON-UTILITY   UTILITY MAXIMUM SINGLE
                    MOODY'S RATING(1)(2)                        (3)(4)           ISSUER(3)(4)
                    --------------------                      -----------   ----------------------
"aaa", Aaa..................................................     100%                100%
"aa", Aa....................................................      20%                 20%
"a".........................................................      10%                 10%
CS/CB, "Baa", Baa(5)........................................       6%                  4%
Ba..........................................................       4%                  4%
B1/B2.......................................................       3%                  3%
B3 (Caa subordinate)........................................       2%                  2%


                                                NON-UTILITY            UTILITY
                                                  MAXIMUM         MAXIMUM SINGLE SUB    UTILITY MAXIMUM
             MOODY'S RATING(1)               SINGLE UTILITY(3)      INDUSTRY(3)(6)      SINGLE STATE(3)
             -----------------               ------------------   ------------------   -----------------
"aaa", Aaa.................................         100%                 100%                100%
"aa", Aa...................................          60%                  60%                 20%
"a", A.....................................          40%                  50%                 10%(7)
CS/CB, "Baa", Baa(5).......................          20%                  50%                  7%(7)
Ba.........................................          12%                  12%                 N/A
B1/B2......................................           8%                   8%                 N/A
B3 (Caa subordinate).......................           5%                   5%                 N/A


---------------
(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate evidences of indebtedness and convertible corporate evidences of indebtedness rated by S&P but not by Moody's.

(2) Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility, evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

     "1933 Act" means The Securities Act of 1933, as amended. "1940 Act" means the Investment Company Act of 1940, as amended.


     "Notice of Redemption" has the meaning set forth on page 26 of this Prospectus.

     "Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.

     "Quarterly Valuation Date" means the last Valuation Date in March, June, September and December of each year, commencing June, 1998.


     "Redemption Price" has the meaning set forth on page 26 of this Prospectus.


     "SEC" means the Securities and Exchange Commission.

     "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

          (i) U.S. Government Obligations;

          (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa3 by Moody's;

          (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa3 in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding provision in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund);

          (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     "S&P" means Standard & Poor's Ratings Services or its successors.

     "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     "Valuation Date" means the day of the week specified by the Board of Directors for the weekly determination of net asset value of the Fund.

======================================================

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCE IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    3
Financial Highlights..................   11
Use of Proceeds.......................   13
Capitalization........................   13
The Fund..............................   14
Investment Objectives and Policies....   14
Special Investment Methods............   15
Risk Factors and Special
  Considerations......................   19
Management of the Fund................   21
Dividend and Distribution Policy......   22
Description of Cumulative Preferred
  Stock...............................   23
Description of Capital Stock and Other
  Securities..........................   30
Taxation..............................   30
Certain Provisions of the Charter and
  By-laws.............................   34
Custodian, Transfer Agent and
  Dividend-Disbursing Agent...........   34
Underwriting..........................   35
Legal Matters.........................   36
Experts...............................   36
Additional Information................   36
Table of Contents of SAI..............   38
Glossary..............................   39


======================================================

======================================================

                                5,000,000 SHARES


                        [THE GABELLI EQUITY TRUST LOGO]

                            % TAX ADVANTAGED CUMULATIVE
                                PREFERRED STOCK

                                  ------------
                                   PROSPECTUS
                                        , 1998
                                ---------------

                              SALOMON SMITH BARNEY


                            GABELLI & COMPANY, INC.

                            PAINEWEBBER INCORPORATED

                       PRUDENTIAL SECURITIES INCORPORATED
======================================================

                  SUBJECT TO COMPLETION DATED           , 1998

                         THE GABELLI EQUITY TRUST INC.
                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

     The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities selected by Gabelli Funds, Inc., the investment adviser to the Fund. Income is a secondary investment objective. It is the policy of the Fund, under normal market conditions, to invest at least 65% of its total assets in equity securities.

     This Statement of Additional Information ("SAI") is not a prospectus, but
should be read in conjunction with the Prospectus for the Fund dated           ,
1998 (the "Prospectus"). This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................  B- 2
Investment Restrictions.....................................  B- 7
Management of the Fund......................................  B- 9
Portfolio Transactions......................................  B-14
Automatic Dividend Reinvestment and Voluntary Cash Purchase
  Plan......................................................  B-15
Taxation....................................................  B-16
Moody's Discount Factors....................................  B-20
Net Asset Value.............................................  B-23
General Information.........................................  B-24
Beneficial Owner............................................  B-25
Financial Statements........................................  B-25


                            ------------------------

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

                            ------------------------

     This Statement of Additional Information is dated           , 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. See "Investment Objectives and Policies" in the Prospectus.

INVESTMENT PRACTICES

     Special Situations. Although the Fund typically invests in the securities of companies on the basis of their fundamental value, the Fund from time to time may invest in companies that are determined by Gabelli Funds, Inc. (the "Adviser") to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

     Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of equity securities, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may hold, without limitation, cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. The Fund may also invest up to 10%; of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a stockholder in a mutual fund, the Fund will bear its ratable share of such money market funds' expenses, including management fees, and will remain subject to payment of the fees to the Adviser with respect to assets so invested.

     Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

     Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

     Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Within the Fund's limitation on the purchase of fixed-income securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

     In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

     Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

     A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

     Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

     Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

     Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

     Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer' s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

     Forward Currency Transactions. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed upon fixed number of days in the future) , the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts
(1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid high grade debt obligations with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

     The dealings of the Fund in forward foreign exchange is limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

     In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

     The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

     Leveraging. As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. These two risks would generally make the Fund's total return to common stockholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

     A decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code"). See "Taxation". Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.


     Prior to May 12, 1997, the Fund was prohibited from issuing preferred stock by a fundamental investment restriction preventing the Fund from issuing senior securities. At its annual meeting of stockholders held on May 12, 1997, the stockholders approved an amendment to such restriction to permit the issuance of senior securities in accordance with the requirements of the 1940 Act. The Fund, its directors, and the Adviser were named as defendants in a putative class action filed March 9, 1998, alleging violations of Section 14(a) of the Securities Exchange Act of 1934 and Section 20(a) of the 1940 Act, and (as against the Fund's directors) breach of fiduciary duty (Carter v. Gabelli Equity Trust Inc., et al., United States District Court, Southern District of New York, 98 Civ. 1710 (CLB)), seeking an injunction to enjoin the issuance of the Cumulative Preferred Stock. The principal allegation of the complaint is that the defendants made material misrepresentations and omissions in a proxy statement, by which defendants solicited proxies from holders of the Fund's Common Stock to remove the prohibition on the issuance of senior securities. Plaintiff further contends that issuance by the Fund of Cumulative Preferred Stock would deprive holders of the Fund's Common Stock of the ability to control major business decisions of the Fund, specifically including any decision to convert the Fund into an "open-end" mutual fund.



     The Fund believes that the provision of the Fund's Cumulative Preferred Stock requiring the Board of Directors to call the Cumulative Preferred Stock at any time if the Board of Directors and the requisite percentage of shares of the Fund's Common Stock have approved all requisite charter amendments and other actions necessary for the Fund to convert to open-end status eliminates any possibility that the holders of the Fund's Common Stock would be disadvantaged with respect to consideration of open-ending by the issuance of the Preferred Stock. Moreover, at its annual meeting of stockholders held on May 22, 1998, the Funds' stockholders ratified the proposal approved in 1997 after disclosure of information Plaintiff claimed was omitted from the earlier proxy statement. The Fund believes that such stockholder ratification renders this action moot.


                            INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the

Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. The Fund may not:

          1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

          3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Purchase any securities on margin or make short sales of securities, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

          6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. See "Common Stock -- Repurchase of Shares" in the Prospectus. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to lot of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

          7. Issue senior securities, except to the extent permitted by applicable law.

          8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

          9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

     The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk. Cumulative Preferred Stock directors are indicated by a "+".


                                                               PRINCIPAL OCCUPATION DURING
NAME AND BUSINESS ADDRESS (AGE)   POSITION WITH THE FUND             PAST FIVE YEARS
-------------------------------   ----------------------  --------------------------------------
Dr. Thomas E. Bratter (57)......  Director                Director, President and Founder, The
One Corporate Center                                      John Dewey Academy (residential
Rye, New York 10580-1434                                  college preparatory therapeutic high
                                                          school).(10)

Bill Callaghan (53).............  Director                President of Bill Callaghan Associates
One Corporate Center                                      Ltd., (an executive search
Rye, New York 10580-1434                                  company).(3)(10)

+Felix J. Christiana (72).......  Director                Retired; formerly Senior Vice
One Corporate Center                                      President of Dollar Dry Dock Savings
Rye, New York 10580-1434                                  Bank.(1)(2)(3)
                                                          (4)(5)(8)(10)(13)

+James P. Conn (60).............  Director                Managing Director and Chief Investment
One Corporate Center                                      Officer of Financial Security
Rye, New York 10580-1434                                  Assurance Holdings Ltd. since 1992;
                                                          Director of Meditrust Corporation
                                                          (real estate investment trust);
                                                          Director of First Republic
                                                          Bank.(1)(2)(10)(14)

Frank J. Fahrenkopf, Jr. (58)...  Director                President and CEO of the American
One Corporate Center                                      Gaming Association since June 1995;
Rye, New York 10580-1434                                  Partner of Hogan & Hartson; Chairman
                                                          of the International Trade Practice
                                                          Group; Co-Chairman of the Commission
                                                          on Presidential Debates; former
                                                          Chairman of the Republican National
                                                          Committee.

                                                               PRINCIPAL OCCUPATION DURING
NAME AND BUSINESS ADDRESS (AGE)   POSITION WITH THE FUND             PAST FIVE YEARS
-------------------------------   ----------------------  --------------------------------------
*Mario J. Gabelli (55)..........  Chairman of the         Chairman of the Board, Chief Executive
One Corporate Center              Board, President and    Officer and Chief Investment Officer
Rye, New York 10580-1434          Chief Investment        of the Adviser and GAMCO Investors,
                                  Officer                 Inc.; Chairman of the Board and Chief
                                                          Executive Officer of Lynch corporation
                                                          (diversified manufacturing and
                                                          communications services company);
                                                          Director and Adviser of Gabelli
                                                          International Ltd.; Director of
                                                          East/West Communications, Inc.
                                                          (communications services company);
                                                          Governor of the American Stock
                                                          Exchange.(1)(2)
                                                          (3)(4)(5)(6)(7) (8)(9)(10)(11)(12)

*Karl Otto Pohl (68)............  Director                Member of the Shareholder Committee of
One Corporate Center                                      Sal. Oppenheim Jr. & Cie (private
Rye, New York 10580-1434                                  investment bank); currently Board
                                                          Member of Trizec Corporation (real
                                                          estate company), Zurich Versicherungs-
                                                          Gesellschaft (insurance company);
                                                          Former President of the Deutsche
                                                          Bundesbank and Chairman of its Central
                                                          Bank Council from 1980 through
                                                          1991.(1)(2)(3)(4)(5)(6)(7)
                                                          (8)(9)(10)(11)(12)(13)(14)

Anthony R. Pustorino (72).......  Director                Certified Public Accountant, Professor
One Corporate Center                                      of Accounting, Pace University, since
Rye, New York 10580-1434                                  1965.(1)(2)(3)(4)(5)(10)(11)(13)

*Salvatore J. Zizza (52)........  Director                Executive Vice President of FMG Group
One Corporate Center                                      (a healthcare provider); Chairman of
Rye, New York 10580-1434                                  the Bethlehem Corp.; board member of
                                                          Hollis Eden Pharmaceuticals. Former
                                                          President and Chief Executive Officer
                                                          of the Lehigh Group Inc., (an
                                                          electrical supply wholesaler); Former
                                                          Chairman of the Executive Committee
                                                          and Director of Binnings Building
                                                          Products, Inc.(1)(4)(10)

Bruce N. Alpert (46)............  Vice President and      Vice President and Chief Operating
One Corporate Center              Treasurer               Officer of the investment advisory
Rye, New York 10580-1434                                  division of the Adviser since June
                                                          1988; Chief Operating Officer, Vice
                                                          President and Treasurer of The Gabelli
                                                          Value Fund Inc. since September 1989;
                                                          President and Treasurer of The Gabelli
                                                          Asset Fund and The Gabelli Growth
                                                          Fund; Vice President and Treasurer of
                                                          all other registered investment
                                                          companies advised by the Adviser. Vice
                                                          President of The Treasurer's Fund Inc.

                                                               PRINCIPAL OCCUPATION DURING
NAME AND BUSINESS ADDRESS (AGE)   POSITION WITH THE FUND             PAST FIVE YEARS
-------------------------------   ----------------------  --------------------------------------
James E. Mckee (35).............  Secretary               Vice President, General Counsel and
One Corporate Center                                      Secretary of the Adviser (since 1995)
Rye, New York 10580-1434                                  and Vice President and General Counsel
                                                          of GAMCO Investors, Inc. (since 1993);
                                                          Secretary of the registered investment
                                                          companies advised by the Adviser;
                                                          branch chief of the Securities and
                                                          Exchange Commission -- Northeast
                                                          Regional Office (1992-1993).

Marc Diagonale (31).............  Vice President          Client services representative of
One Corporate Center                                      Gabelli & Company, Inc. from March
Rye, New York 10580-1434                                  1993 to May 1994.


---------------
  * "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned. Mr. Zizza may be an "interested person" as a result of his previous affiliation within the past two years with Binnings Building Products, Inc., an entity controlled by GLI Inc., an affiliate of the Adviser.

 (1) Trustee of The Gabelli Asset Fund

 (2) Trustee of The Gabelli Growth Fund

 (3) Director of The Gabelli Value Fund Inc.

 (4) Director of The Gabelli Convertible Securities Fund, Inc.

 (5) Director of Gabelli Equity Series Funds, Inc.

 (6) Trustee of The Gabelli Money Market Funds

 (7) Director of Gabelli Investor Funds, Inc.

 (8) Director of Gabelli Global Series Funds, Inc.

 (9) Director of Gabelli Gold Fund, Inc.

(10) Director of The Gabelli Global Multimedia Trust Inc.

(11) Director of Gabelli Capital Series Funds

(12) Director of Gabelli International Growth Fund, Inc.

(13) Director of The Treasurer's Fund, Inc.

(14) Trustee of The Gabelli Westwood Funds

     The Board of Directors of the Fund are divided into three classes, with a class having a term of three years. Each year the term of office of one class of directors expires. See "Common Stock -- Certain Provisions of the Articles of Incorporation and By-Laws of the Fund" in the Prospectus.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $10,000 per year plus $1,000 per Directors' meeting attended, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. The aggregate remuneration paid by the Fund to such Directors during fiscal year 1997 amounted to $105,000.

     The following table shows certain compensation information for the Directors and Officers of the Fund for the fiscal year ended December 31, 1997. Mr. Diagonale is employed by the Fund and is not employed by the Adviser. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.


                                                             AGGREGATE       TOTAL COMPENSATION FROM
                         NAME OF                            COMPENSATION      FUND AND FUND COMPLEX
                    DIRECTOR/OFFICERS                        FROM FUND     PAID TO DIRECTORS/OFFICERS+
                    -----------------                       ------------   ---------------------------
Dr. Thomas E. Bratter.....................................    $ 18,000              $ 23,500
Bill Callaghan............................................    $ 18,000              $ 37,500
Felix J. Christiana.......................................    $ 20,000              $ 85,000
James P. Conn.............................................    $ 18,000              $ 42,500
Karl Otto Pohl............................................    $ 16,500              $ 85,620
Anthony R. Pustorino......................................    $ 20,000              $ 95,500
Salvatore J. Zizza........................................    $ 18,000              $ 47,500
Marc S. Diagonale.........................................    $105,000              $105,000


---------------
+ See "Principal Occupation During Past Five Years" in previous table for the number of Boards of other registered investment companies advised by the Adviser on which such Director serves.

LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

     The By-Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law except that such indemnity shall not protect any such person against any liability to the Fund or its stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition, the Articles of Incorporation of the Fund provide that the Fund's Directors and officers will not be liable to stockholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. In addition, indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

     Gabelli Funds, Inc. acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as adviser to other closed-end and open-end investment companies with net assets in excess of $5.5 billion as of December 31, 1997.

     Under the terms of the Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's stockholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, would be an expense of the Fund under its Advisory Agreement, but are currently assumed by the Adviser.

     The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. The Adviser has in turn retained First Data Investor Services Group, Inc. to act as sub-administrator to the Fund. See "Management of the Fund -- Sub-Administrator" in the Prospectus.

     For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to net asset value common stock is less than the stated dividend rate of the Cumulative Preferred Stock.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

     Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until June 27, 1998, and from year to year thereafter if approved annually (i) by the Fund's Board of Directors or by the holders of a majority of its outstanding voting securities (as defined in the 1940 Act) and
(ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors at a meeting held on July 17, 1986 and was approved most recently by the Board of Directors on May 14, 1997. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

     For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, the Adviser was paid $11,136,210, $10,364,591 and $9,060,694, respectively, for advisory and administrative services rendered to the Fund.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. while the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Fund paid a total of $361,176, $439,723 and $667,359, respectively, in brokerage commissions, of which Gabelli & Company received $84,868, $119,880 and $170,331, respectively, and of which Keeley Investment Corp., an entity treated as an affiliate of Gabelli Funds, Inc., received $5,550, $2,100 and $8,005, respectively. The amount received by Gabelli & Company, Inc. and Keeley Investment Corp. from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 1997 represented 25.5% and 1.2%, respectively, of the aggregate dollar amount of brokerage commissions paid by the Fund for such period. In addition, for the fiscal year ended December 31, 1997, the Fund paid brokerage commissions to Gabelli & Company, Inc. and Keeley Investment Corp. with respect to 38.2% and 1.9%, respectively, of the aggregate dollar amount of transactions by the Fund.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate for the fiscal year ended December 31, 1996 and December 31, 1997 were 18.9% and 39.2%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its stockholders.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

     Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

     Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy the Common Stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds net asset value.

     Participants in the Plan have the option of making additional cash payments to State Street, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. State Street will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. State Street will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before the 15th of the month. Funds not received at least 5 days before the investment date shall be held for investment in the following month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

     State Street maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant. A Plan participant may send its share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's stockholder account under the Plan.

     In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the Plan members at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to the Plan participants.

                                    TAXATION

     The following discussion is a brief summary of certain additional tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

GENERAL

     The Fund has qualified as and intends to continue to qualify as and elect to be a regulated investment company (a "RIC") under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year, provided that it distributes to its stockholders at least 90% of its net investment income for such taxable year.

     Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

TAXATION OF THE FUND

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as a dividend taxable at ordinary rates, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at a minimum, the sum of (1) 98% of its net investment income for the calendar year, (2) 98% of its capital gain net income for the one year period ending on October 31 of such year, (unless, as in the case of the Fund, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed. For purposes of the excise tax, any income or capital gain retained by and taxed in the hands of the Fund will be treated as having been distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders of the Fund on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

     If the Fund invests in stock of a passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its Stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as Ordinary Income Dividends to stockholders.

     If the Fund invests in stock of a PFIC, the Fund may be able to elect that the PFIC be a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, the Fund may elect to mark-to-market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as net investment income, and any resulting loss would be recognized to the extent it does not exceed prior increases included in income.

     The Fund may invest in securities purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the securities are paid. The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

     As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

     If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's undistributed income.

HEDGING TRANSACTIONS

     Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-the-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

     Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

FOREIGN TAXES

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities.

TAXATION OF STOCKHOLDERS

     Dividends paid by the Fund from its net investment income (such dividends referred to hereafter as "Ordinary Income Dividends") are taxable to stockholders as ordinary income. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund ("Capital Gain Dividends") are taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first be a non-taxable reduction in the adjusted tax basis of a holder's shares and, thereafter, will constitute capital gain to such holder (provided that the shares are held as a capital asset).

     Capital Gain Dividends may be taxed at a lower rate than Ordinary Income Dividends for certain non-corporate taxpayers. Under recent legislation, net "long-term capital gain" has been broken down into additional categories of gain, taxable at different rates for individual taxpayers. These categories include 20% Rate Gain, 28% Rate Gain and certain other categories of gain that the Fund does not expect to realize. 28% Rate Gain on securities held longer than one year but not longer than 18 months is taxed at the taxpayer's marginal Federal income tax rate, but not higher than 28%. 20% Rate Gain on securities held longer than 18 months is taxed at a maximum rate of 20%.

     Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any Ordinary Income Dividends or Capital Gain Dividends as well as the portions of such dividends that constitute 20% Rate Gain and 28% Rate Gain. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31, of the year in which such dividend was declared.

     Stockholders may be entitled to offset their Capital Gain Dividends with capital losses. There are a number of statutory provisions that affect when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

     The Code provides that capital gain recognized on the termination of a position held as part of a "conversion transaction" will be treated as ordinary income, to the extent it does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A "conversion transaction," for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Cumulative Preferred Stock because dividends paid with respect to the Cumulative Preferred Stock will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.

     Ordinary Income Dividends (but not Capital Gain Dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gain. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund including, without limitation, a redemption by the Fund, will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be taxed as long-term or short-term gain or loss, as the case may be. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. in such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on Ordinary Income Dividends, Capital Gain Dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICATION PROVISION OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN CUMULATIVE PREFERRED STOCK SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF CUMULATIVE PREFERRED STOCK.

                            MOODY'S DISCOUNT FACTORS

     The following table identifies the Moody's Discount Factors used to discount particular Moody's Eligible Assets, as defined in the Prospectus, for a two-week exposure period.


                                                                         MOODY'S
              TYPE OF MOODY'S ELIGIBLE ASSET:                        DISCOUNT FACTOR:
              -------------------------------                        ----------------
Short Term Money Market Instruments (other than U.S.
  Government Obligations set forth below) and other
  commercial paper:
     Demand or time deposits, certificates of deposit and
      bankers' acceptances includible in Rating Agency Short
      Term Money Market Instruments.........................              1.00
     Commercial paper rated P-1 by Moody's maturing in 30
      days or less..........................................              1.00
     Commercial paper rated P-1 by Moody's maturing in more
      than 30 days but in 270 days or less..................              1.15
     Commercial paper rated A-1 by S&P maturing in 270 days
      or less...............................................              1.25
     Repurchase obligations includible in Moody's Short Term
      Money Market Instruments if term is less than 30 days
      and counterparty is rated at least A2.................              1.00

                                                                     Discount Factor
                                                                       Applicable
                                                                      to Underlying
Other repurchase obligations................................             Assets

U.S. Common Stock and Common Stock of foreign issuers for
  which ADRs are traded.....................................              3.00
Common Stock of foreign issuers (in existence for at least
  five years) for which no ADRs are traded..................              4.00
Convertible preferred stocks................................              3.00
Preferred stocks:
     Auction rate preferred stocks..........................              3.50
     Other preferred stocks issued by issuers in the
      financial and industrial industries...................              1.62
     Other preferred stocks issued by issuers in the
      utilities industry....................................              1.40

                                                                         MOODY'S
              TYPE OF MOODY'S ELIGIBLE ASSET:                        DISCOUNT FACTOR:
              -------------------------------                        ----------------
U.S. Government Obligations (other than U.S. Treasury
  Securities Strips set forth below) with remaining terms to maturity of:
      1 year or less........................................              1.04
      2 years or less.......................................              1.09
      3 years or less.......................................              1.12
      4 years or less.......................................              1.15
      5 years or less.......................................              1.18
      7 years or less.......................................              1.21
     10 years or less.......................................              1.24
     15 years or less.......................................              1.25
     20 years or less.......................................              1.26
     30 years or less.......................................              1.26
U.S. Treasury Securities Strips with remaining terms to
  maturity of:
      1 year or less........................................              1.04
      2 years or less.......................................              1.10
      3 years or less.......................................              1.14
      4 years or less.......................................              1.18
      5 years or less.......................................              1.21
      7 years or less.......................................              1.27
     10 years or less.......................................              1.34
     15 years or less.......................................              1.45
     20 years or less.......................................              1.54
     30 years or less.......................................              1.66
Corporate evidences of indebtedness:
  Corporate evidences of indebtedness rated Aaa3 with
     remaining terms to maturity of:
      1 year or less........................................              1.10
      2 years or less.......................................              1.13
      3 years or less.......................................              1.18
      4 years or less.......................................              1.21
      5 years or less.......................................              1.23
      7 years or less.......................................              1.27
     10 years or less.......................................              1.30
     15 years or less.......................................              1.31
     20 years or less.......................................              1.32
     30 years or less.......................................              1.33
Corporate evidences of indebtedness rated Aa3 with remaining terms to maturity of:
      1 year or less........................................              1.15
      2 years or less.......................................              1.20
      3 years or less.......................................              1.23
      4 years or less.......................................              1.27
      5 years or less.......................................              1.29
      7 years or less.......................................              1.33
     10 years or less.......................................              1.36
     15 years or less.......................................              1.37
     20 years or less.......................................              1.38
     30 years or less.......................................              1.39

                                                                         MOODY'S
              TYPE OF MOODY'S ELIGIBLE ASSET:                        DISCOUNT FACTOR:
              -------------------------------                        ----------------
Corporate evidences of indebtedness rated A3 with remaining
  terms to maturity of:
      1 year or less........................................              1.20
      2 years or less.......................................              1.26
      3 years or less.......................................              1.29
      4 years or less.......................................              1.33
      5 years or less.......................................              1.35
      7 years or less.......................................              1.39
     10 years or less.......................................              1.42
     15 years or less.......................................              1.43
     20 years or less.......................................              1.45
     30 years or less.......................................              1.45
Corporate evidences of indebtedness rated at least Baa3 with remaining terms of maturity of:
      1 year or less........................................              1.25
      2 years or less.......................................              1.31
      3 years or less.......................................              1.35
      4 years or less.......................................              1.38
      5 years or less.......................................              1.41
      7 years or less.......................................              1.45
     10 years or less.......................................              1.48
     15 years or less.......................................              1.50
     20 years or less.......................................              1.51
     30 years or less.......................................              1.52
Corporate evidences of indebtedness rated at least Ba3 with
  remaining terms of maturity of:
      1 year or less........................................              1.36
      2 years or less.......................................              1.42
      3 years or less.......................................              1.46
      4 years or less.......................................              1.50
      5 years or less.......................................              1.53
      7 years or less.......................................              1.57
     10 years or less.......................................              1.61
     15 years or less.......................................              1.62
     20 years or less.......................................              1.64
     30 years or less.......................................              1.64
Corporate evidences of indebtedness rated at least B1 and B2 with remaining terms of maturity of:
      1 year or less........................................              1.46
      2 years or less.......................................              1.53
      3 years or less.......................................              1.57
      4 years or less.......................................              1.61
      5 years or less.......................................              1.65
      7 years or less.......................................              1.70
     10 years or less.......................................              1.73
     15 years or less.......................................              1.75
     20 years or less.......................................              1.76
     30 years or less.......................................              1.77

                                                                         MOODY'S
              TYPE OF MOODY'S ELIGIBLE ASSET:                        DISCOUNT FACTOR:
              -------------------------------                        ----------------
Convertible corporate evidences of indebtedness with senior
  debt securities rated Aa3 issued by the following type of
  issuers:
     Utility................................................              1.28
     Industrial.............................................              1.75
     Financial..............................................              1.53
     Transportation.........................................              2.13
Convertible corporate evidences of indebtedness with senior
  debt securities rated A3 issued by the following type of
  issuers:
     Utility................................................              1.33
     Industrial.............................................              1.80
     Financial..............................................              1.58
     Transportation.........................................              2.18
Convertible corporate evidences of indebtedness with senior
  debt securities rated Baa3 issued by the following type of issuers:
     Utility................................................              1.48
     Industrial.............................................              1.95
     Financial..............................................              1.73
     Transportation.........................................              2.33
Convertible corporate bonds with senior debt securities
  rated Ba3 issued by the following type of issuers:
     Utility................................................              1.49
     Industrial.............................................              1.96
     Financial..............................................              1.74
     Transportation.........................................              2.34
Convertible corporate bonds with senior debt securities
  rated B1 or B2 issued by the following type of issuers:
     Utility................................................              1.59
     Industrial.............................................              2.06
     Financial..............................................              1.84
     Transportation.........................................              2.44


                                NET ASSET VALUE

     The net asset value of the Fund's shares is computed based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in financial newspapers of general circulation as of the last day of each week.

     Portfolio securities which are traded on a nationally recognized stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by Nasdaq, or in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable source as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such exchanges immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

     Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ("DTC") will act as securities depository for the shares of cumulative preferred stock offered pursuant to the Prospectus (the "Securities"). The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates initially will be issued, representing in the aggregate the total number of Securities, and deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilities the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").

     Purchases of Securities within the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except as provided herein.

     DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and indirect Participants. Furthermore each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

     Beneficial Owners may obtain certificates representing the Securities by contacting State Street Bank and Trust Company, which acts as transfer agent for the Fund's shares.

     DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS

     Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 is special counsel to the Fund in connection with the offering of the Cumulative Preferred Stock.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund.

                                BENEFICIAL OWNER


     There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock except that, as of December 31, 1997, 86,642,202 shares were held of record by Cede & Co., a nominee partnership of DTC. Of such shares, 19,831,290 shares, representing 18.9% of the outstanding shares of the Fund, were held by DTC as nominee for Salomon Smith Barney Inc., representing approximately 13,961 discretionary and non-discretionary accounts. As of December 31, 1997, the officers and Directors of the Fund, as a group, beneficially owned 1,296,518 shares of the Fund, representing 1.24% of the Fund's outstanding shares.


                              FINANCIAL STATEMENTS

     The Fund's Annual Report for the fiscal year ended December 31, 1997 which either accompanies this SAI or has previously been provided to the person to whom the Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Stockholders included therein. The Fund will furnish, without charge, a copy of its Annual Report upon request to the Fund at One Corporate Center, Rye, New York 10580 or by telephone at (914) 921-5070.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


    (1)  Financial Statements(1)
    (2)  (a)  (1)  --   Articles of Incorporation(3)
              (2)  --   Form of Articles Supplementary(3)
         (b)       --   By-Laws(3)
         (c)       --   Not Applicable
         (d)       --   Specimen Stock Certificate(3)
         (e)       --   Automatic Dividend Reinvestment and Voluntary Cash Purchase
                        Plan(3)
         (f)       --   Not Applicable
         (g)       --   Investment Advisory Agreement(2)
         (h)  (1)  --   Form of Underwriting Agreement(3)
              (2)  --   Form of Master Agreement Among Underwriters(3)
         (i)       --   Not Applicable
         (j)       --   Custodian Agreement(3)
         (k)       --   Not Applicable
         (l)       --   Opinion and Consent of Counsel(4)
         (m)       --   Not Applicable
         (n)       --   Consent of Price Waterhouse LLP(4)
         (o)       --   Not Applicable
         (p)       --   Not Applicable
         (q)       --   Not Applicable
         (r)       --   Financial Data Schedule(3)


---------------
(1) Incorporated by reference from Registrant's Annual Report for the year ended December 31, 1997, File No. 811-4700, as filed with the Securities and Exchange Commission on March 11, 1998.

(2) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File Nos. 33-62323 and 811-4700, as filed with the Securities and Exchange Commission on October 13, 1995.

(3) Previously filed.

(4) Filed herewith.


ITEM 25.  MARKETING ARRANGEMENTS


     See Exhibit 2(h) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:(1)



SEC Registration fees.......................................  $ 42,406
New York Stock Exchange listing fee.........................  $ 50,425
Rating Agency fee...........................................  $ 35,938
Printing and engraving expenses.............................  $100,000
Auditing fees and expenses..................................  $ 50,000
Legal fees and expenses.....................................  $150,000
Blue Sky fees and expenses..................................  $ 20,000
Miscellaneous...............................................  $ 10,000
                                                              --------
          Total.............................................  $458,769
                                                              ========


---------------

(1) The amounts set forth above except for the SEC and NYSE fees are in each case estimated.


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Growth Fund and The Gabelli Westwood Funds, each a Massachusetts Business Trust, The Gabelli Money Market Funds, a Delaware Business Trust, The Gabelli Global Multimedia Trust Inc., The Gabelli Value Fund Inc., The Gabelli Investor Fund, Inc., Gabelli Capital Series Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli International Growth Fund, Inc., Gabelli Gold Fund, Inc. and Gabelli Equity Series Funds, Inc., each a Maryland corporation.


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES AS OF MARCH 31, 1998



                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Capital Stock, par value $.001 per share....................      85,548


ITEM 29.  INDEMNIFICATION

     Under the Fund's Articles of Incorporation and Amended and Restated By-Laws, the directors and officers of the Company and Fund will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Gabelli Funds, Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Registrant are maintained in part at the office of the Advisor at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, State Street Bank and Trust Company, with offices at 1776 Heritage Drive, North Quincy, MA 02171, at the offices of the Fund's Administrator, First Data Investor Services, One Exchange Place, Boston, MA 02109, and in part at the offices of Boston EquiServe, 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York on the 29th day of May, 1998.


                                          THE GABELLI EQUITY TRUST INC.


                                          By /s/ JAMES E. MCKEE


                                            ------------------------------------

                                                 James E. McKee


                                                 Secretary





     IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 29th Day of May, 1998.



                     SIGNATURE                                       TITLE                    DATE
                     ---------                                       -----                    ----

*                                                        Chairman of the Board and        May 29, 1998
---------------------------------------------------      President
     Mario J. Gabelli

*                                                        Director                         May 29, 1998
---------------------------------------------------
     Dr. Thomas E. Bratter

*                                                        Director                         May 29, 1998
---------------------------------------------------
     Bill Callaghan

*                                                        Director                         May 29, 1998
---------------------------------------------------
     Felix J. Christiana

*                                                        Director                         May 29, 1998
---------------------------------------------------
     James P. Conn

                                                         Director
---------------------------------------------------
     Frank J. Fahrenkopf, Jr.

*                                                        Director                         May 29, 1998
---------------------------------------------------
     Karl Otto Pohl

*                                                        Director                         May 29, 1998
---------------------------------------------------
     Anthony R. Pustorino

*                                                        Director                         May 29, 1998
---------------------------------------------------
     Salvatore J. Zizza



By /s/ JAMES E. MCKEE


   --------------------------------------------------

        James E. McKee

       *Attorney-in-fact

                        SCHEDULE OF EXHIBITS TO FORM N-2


 EXHIBIT                                                                  PAGE
 NUMBER                              EXHIBIT                             NUMBER
 -------                             -------                             ------
Exhibit A  (1) Articles of Incorporation**.............................
           (2) Form of Articles Supplementary**........................
Exhibit B  By-Laws**...................................................
Exhibit C  Not Applicable..............................................
Exhibit D  Specimen Stock Certificate**................................
Exhibit E  Automatic Dividend Reinvestment and Voluntary Cash Purchase
           Plan**......................................................
Exhibit F  Not Applicable..............................................
Exhibit G  Investment Advisory Agreement**.............................
Exhibit H  (1) Form of Underwriting Agreement**........................
           (2) Form of Master Agreement Among Underwriters**...........
Exhibit I  Not Applicable..............................................
Exhibit J  Custodian Agreement**.......................................
Exhibit K  Not Applicable..............................................
Exhibit L  Opinion and Consent of Counsel*.............................
Exhibit M  Not Applicable..............................................
Exhibit N  Consent of Price Waterhouse LLP*............................
Exhibit O  Not Applicable..............................................
Exhibit P  Not Applicable..............................................
Exhibit Q  Not Applicable..............................................
Exhibit R  Financial Data Schedule**...................................


---------------
 * Filed herewith.


** Previously filed.